UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the securities exchange act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

Advanced Environmental Recycling Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction incorporation or organization)	1-10367 (Commission File Number)	71-0675758 (I.R.S. Employer Identification No.)

914 N Jefferson Street Springdale, Arkansas (Address of Principal Executive Offices)	72764 (Zip Code)

Registrant’s telephone number, including area code	(479) 756-7400

Not Applicable (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events

On January 24, 2005, Advanced Environmental Recycling Technologies, Inc. (“AERT”) announced via press release that the Company has been sued by certain underwriters at Lloyd’s, London (“Lloyd’s”) in connection with a pending final settlement of AERT’s Junction, Texas fire claims and that AERT had filed a counterclaim in response thereto. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit	Description
99.1	AERT Press Release dated January 24, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
By:	/s/ JOE G. BROOKS
Joe G. Brooks,
Chairman, Co-Chief Executive Officer and President

Date: January 25, 2005

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